SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) November 27, 1995

     PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (as depositor under the Pooling and Servicing Agreement, to be dated December 6, 1995 providing for the issuance of Mortgage Pass-Through
     Certificates, 1995-2)

            Prudential Securities Secured Financing Corporation
           (Exact name of registrant as specified in its charter)

          Delaware                   33-91148           13-3526694
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
 of Incorporation)                 File Number)        Identification No.)

     One New York Plaza, 15th Floor
     New York, New York                   10292
     (Address of Principal              (Zip Code)
     Executive Offices)

     Registrant's telephone number, including area code (212) 778-2329

     _________________________________________________________________


     Item 5.   Other Events

               The Registrant registered issuances of Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-91148). Pursuant to a base prospectus, dated August 4, 1995 and a preliminary prospectus supplement, dated November 22, 1995, the Registrant plans to issue, among other classes, approximately $51,583,721.78 in aggregate principal amount of Class A Mortgage Pass-Through Certificates, Series 1995-2 (the "Offered Certificates") on or about December 6, 1995. This Current Report on Form 8-K discloses the use of computational materials by the underwriter in connection with the offering of the Offered Certificates. A copy of such computational materials is attached hereto as Exhibit 1.

     EXHIBIT INDEX

     EXHIBIT NO.         DESCRIPTION                        PAGE NO.

          1.             Computational Materials used in         E-1
                         connection with the offering of
                         Offered Certificates.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRUDENTIAL SECURITIES SECURED
                                     FINANCING CORPORATION

                                   By:  /s/ Paul Jenison
                                        PAUL JENISON
                                        VICE PRESIDENT

     Dated:  November 29, 1995